Exhibit 99.1

First Digital Signs Definitive Agreement to Become a Publicly Listed Company to
Build the Infrastructure for the Agentic Economy

First Digital, the group behind FDUSD, which has recorded more than $4 trillion in cumulative trading volume, has entered into a definitive business combination agreement with CSLM Digital Asset Acquisition Corp III valuing First Digital at $250 million on a pre-money equity basis; on closing, the post-combined company is expected to become a Nasdaq-listed company

Transaction Highlights

●	First Digital is the group behind FDUSD, a USD-referenced stablecoin launched in 2023 that has recorded more than $4.7 trillion in cumulative trading volume (as of June 30, 2026) and a historical peak circulation of more than $4.4 billion (reached in April 2024)

●	Every FDUSD is backed by cash and cash equivalents, including short-dated US Treasury bills and reverse repurchase agreements, held with a licensed custodian in segregated client accounts, with monthly attestations by an independent accounting firm

●	First Digital generated approximately $87 million in revenue in the fiscal year ended June 30, 2025

●	Finance District, an on-chain ecosystem for the agentic economy developed by First Digital, is live with four products: District Pass, Agent Wallet, Prism and an AI assistant

●	The Proposed Transaction values First Digital at $250 million on a pre-money equity basis; on closing, the post-combined company is expected to become a Nasdaq-listed company

●	Closing is expected in the first half of 2027, subject to shareholder and regulatory approvals and customary closing conditions

HONG KONG SAR and NEW YORK, October 6, 2026 /PRNewswire/ — First Digital Group Limited (together with its subsidiaries, “First Digital”) has signed a definitive business combination agreement (the “BCA”) with CSLM Digital Asset Acquisition Corp III, Ltd. (Nasdaq: KOYN) (“KOYN”). First Digital is the group behind the FDUSD stablecoin and the developer of Finance District. KOYN is a special purpose acquisition company, or SPAC, listed on Nasdaq.

Upon the closing of the transactions contemplated by the BCA (the “Proposed Transaction”), First Digital would become a wholly owned subsidiary of a new holding company formed in the Cayman Islands (the “Listed Company”). The Listed Company’s shares are expected to trade on The Nasdaq Stock Market LLC (“Nasdaq”). The closing of the Proposed Transaction is subject to regulatory approval, approval by the shareholders of KOYN and First Digital, and the satisfaction of certain other customary closing conditions.

First Digital is pursuing a listing for three reasons. A listing would give it access to public capital markets to fund the continued build-out of Finance District. It would also bring the transparency and reporting obligations of a listed company. First Digital expects those to matter to the institutions, partners and regulators it works with. And it would let public-market investors take part in what First Digital is building.

FDUSD

First Digital launched FDUSD in 2023. Its early adoption came through Binance, one of the world’s largest digital-asset exchanges, which listed FDUSD trading pairs and integrated it across a range of trading and product offerings; Binance remains the largest centralised secondary market for FDUSD. FDUSD reached $1 billion in market capitalisation within four months of launch. As of June 30, 2026, FDUSD had recorded more than $4 trillion in cumulative trading volume, a single-day trading-volume high of approximately $25 billion and a peak circulation of more than $4.4 billion (reached in April 2024) and traded in more than 100 pairs across 16 exchanges on six blockchain networks, including Ethereum, BNB Smart Chain, Solana, Sui Arbitrum and TON.

FDUSD is issued by a First Digital group company. Every FDUSD in circulation is backed by reserves of cash and cash equivalents, including short-dated US Treasury bills, held for the issuer by First Digital Trust Limited (“FDT”), a Hong Kong-licensed trust or company service provider and a First Digital group company, as custodian, in segregated accounts. Reserves are subject to independent monthly attestations. FDUSD does not pay interest or yield.

First Digital is extending the range of venues and applications in which FDUSD is used for settlement on two fronts: across centralised exchanges, decentralised exchanges and DeFi platforms; and within Finance District, the ecosystem developed by First Digital, in which FDUSD is the primary settlement asset.

South Korea, one of the world’s most active digital-asset markets, is a strategic priority for First Digital as the country develops its digital-asset and stablecoin framework. First Digital has signed memoranda of understanding with a subsidiary of the ITCEN Group, a KOSDAQ-listed Korean IT and digital-asset group, and with Wavebridge Inc., a virtual asset service provider registered with the Korea Financial Intelligence Unit (KoFIU), to explore distribution and settlement infrastructure for FDUSD in Korea and to share First Digital’s stablecoin issuance experience with Korean institutions. First Digital does not intend to issue a won-referenced stablecoin itself. Vincent Chok, First Digital’s Founder and Chief Executive Officer, has participated in industry and policy discussions on stablecoins in Korea, including at the National Assembly in May 2026. First Digital plans to open a branch office in Korea in the first quarter of 2027, subject to business, regulatory and operational considerations.

Finance District and the Agentic Economy

Finance District (fd.xyz) is an ecosystem for the agentic economy developed by First Digital: financial infrastructure for people and for the AI agents acting on their behalf. Four products are live today. District Pass is the single identity credential used across the ecosystem. Agent Wallet is a multi-chain wallet that AI agents operate through the Model Context Protocol (MCP), with a graphical interface for the people they act for. Prism is tooling that allows merchants and e-commerce platforms to accept digital-asset payments, including stablecoins, from their customers and from AI agents purchasing on their behalf. An AI assistant helps users transact and manage their activity across the platform.

Third-party projections indicate the scale of the opportunity: Edgar, Dunn & Company projects global agentic consumer-to-business spend of $136 billion in 2025, growing to $1.7 trillion by 2030, and Standard Chartered forecasts global stablecoin supply of approximately $2 trillion by 2028. The agentic economy is at an early stage, and Finance District does not yet contribute material revenue to First Digital; it is being built to provide the infrastructure that this economy will require.

Finance District is designed to be governed by holders of FDFI, a governance token with a fixed supply of two billion tokens. Supporters of the ecosystem include Moca Services Limited (Animoca Brands) and Wintermute Trading Ltd (Wintermute) FDFI is a governance token and does not represent any equity, ownership or other interest in First Digital or FDUSD.

Founder-Led Since 2019

Vincent Chok founded First Digital in 2019 as a trust and custody services business. In 2022 the group incorporated First Digital Group Limited in Gibraltar as its holding company, and in 2023 it launched FDUSD. First Digital today has more than 75 employees across multiple jurisdictions, and its senior team combines experience in digital assets, regulatory compliance, financial operations and technology infrastructure. First Digital currently holds a Trust or Company Service Provider (TCSP) licence in Hong Kong and two Money Services Business (MSB) registrations in Canada. It has a licence application pending with the Abu Dhabi Global Market (ADGM) for the issuance of fiat-referenced tokens, and intends to seek authorisations in Europe, the United Arab Emirates, Southeast Asia, Latin America and the United States

Today’s announcement is the next step: a definitive business combination agreement to take the company public to build the infrastructure for the agentic economy.

Management Commentary

Vincent Chok, Founder and Chief Executive Officer of First Digital, said: “First Digital was built by taking one thing at a time and getting it right. We launched FDUSD in 2023, and it has become one of the most actively traded stablecoins on centralised exchanges, fully backed by reserves that are attested every month. The next thing is Finance District: which we believe provides the infrastructure that people and their AI agents will need as commerce becomes agentic. We are at the beginning of that industry. A Nasdaq listing would give us access to public capital markets, the transparency of a listed company, and shareholders who can participate in building it with us.”

Vik Mittal, Chairman & Chief Executive Officer of KOYN, said: “We are honored to partner with a visionary of Vincent’s standing. Custody, integrity, and trust, these foundational principles define First Digital’s approach. Programmable money collapses the world’s payment networks into one global dollar network. We’re finally rewriting the world’s financial rails from scratch. The emergence of agentic payments represents a paradigm shift, and First Digital is uniquely positioned to lead this transformation with FDUSD as the native settlement asset within Finance District.”

Black Spade Advisory, strategic advisor to First Digital, added: “We are supportive of innovative developments in the digital asset sector and note the potential significance of the proposed business combination. This transaction could help advance the market presence of stablecoin-related infrastructure. We believe stablecoins can play an important role in future cross-border settlement and money flows. We are pleased to support Vincent and the First Digital team, who have positioned themselves at the forefront of this rapidly evolving sector.”

Transaction Overview

Under the terms of the BCA, (1) First Digital will redomicile from Gibraltar to the Cayman Islands by way of continuation as an exempted company limited by shares; (2) KOYN will merge with and into the Listed Company, a newly formed Cayman Islands exempted company, with the Listed Company as the surviving entity; and (3) a wholly-owned subsidiary of the Listed Company (“Merger Sub”) will merge with and into First Digital, with First Digital as the surviving entity and a wholly-owned subsidiary of the Listed Company.

Upon the closing of the Proposed Transaction, shareholders of KOYN and First Digital will exchange their existing equity interests in KOYN and First Digital, respectively, for the securities of the Listed Company. Such shareholders of KOYN and First Digital will receive Class A ordinary shares of the Listed Company, carrying one vote per share, except that Mr. Chok will receive Class B ordinary shares of the Listed Company, carrying ten votes per share.

The Proposed Transaction values First Digital at $250 million on a pre-money equity basis and contains no minimum cash condition.

First Digital has entered into a non-binding term sheet with Millennial Trading Limited for a $25 million convertible note bearing a 0% coupon, with a $12.00 conversion price; there can be no assurance that definitive agreements will be entered into or that the note will be issued on these terms or at all. First Digital’s existing investors include Kenetic (through Chainer Consultants Limited) and Nogle (through Nogle Limited).

The Proposed Transaction has been approved by the boards of directors of First Digital and KOYN. Closing is expected in the first half of 2027, subject to, among other things, the approval by the shareholders of First Digital and KOYN, regulatory approvals, the registration statement on Form F-4 to be filed by the Listed Company being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), approval of the Listed Company’s listing application by Nasdaq, and the satisfaction or waiver of the other conditions in the BCA. No assurance can be given that the Proposed Transaction will be completed on the terms or timeframe currently contemplated, or at all.

Information about the Proposed Transaction, including a copy of the BCA and the investor presentation, will be provided in one or more Current Reports on Form 8-K to be filed by KOYN with the SEC.

Advisors

Cohen & Company Capital Markets is serving as exclusive capital markets and M&A advisor to First Digital. DLA Piper LLP (US) and DLA Piper UK LLP are serving as legal counsel to First Digital. Loeb & Loeb LLP is serving as legal counsel to KOYN. Black Spade Advisory is serving as strategic advisor to First Digital.

About First Digital

First Digital provides trust and custody services through First Digital Trust Limited, a Hong Kong-licensed trust or company service provider, and issues FDUSD, a USD-referenced stablecoin. It is also the developer of Finance District (fd.xyz), an ecosystem for the agentic economy. Founded in 2019, First Digital holds licences and registrations in Hong Kong and Canada and has more than 75 employees.

For additional information about First Digital, please visit https://1stdigital.com, https://www.firstdigitallabs.com and https://fd.xyz.

Separately, First Digital had filed a writ of summons on April 3, 2025, in the High Court of the Hong Kong Special Administrative Region Court of First Instance initiating a defamation action against Sun Yuchen (a/k/a Justin Sun) in response to his public allegations. Additional information and publicly available filings regarding this matter can be found at: https://1stdigital.com/ir-and-disclosures

About CSLM Digital Asset Acquisition Corp III, Ltd. (KOYN)

KOYN is a publicly traded special purpose acquisition company focused on high-growth, frontier-technology sectors including digital assets, regulated financial infrastructure, and next-generation fintech. KOYN is led by an experienced SPAC team with a track record of sourcing, executing, and stewarding complex public-market transactions. KOYN’s Class A Ordinary Shares trade on the Nasdaq under the ticker symbol “KOYN”.

Investor & Media Contacts

For First Digital: Samantha Yap  |  YAP Global  |  samantha@yapglobal.com

For KOYN: info@koynspac.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All information in this press release concerning First Digital has been provided solely by First Digital and has not been independently verified by KOYN or any of its directors, officers, employees, advisors, or affiliates, none of whom make any representation or warranty, express or implied, or accept any responsibility or liability, as to the truth, accuracy, completeness, or reasonableness of such information or any other information contained herein. This press release is provided solely for informational purposes, should not be relied upon for any investment, voting, or other transactional decision, and any such reliance is at the reader’s sole risk.

The expectations, estimates, and projections of the businesses of First Digital and KOYN may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements also include, without limitation, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Listed Company, First Digital’s ability to scale and grow its business, the size and growth of the agentic economy and the stablecoin market, the development and adoption of Finance District and its products, the intended governance of Finance District by FDFI holders, the anticipated transition toward decentralized governance, First Digital’s plans in Korea and other jurisdictions and its pending and intended licence applications, the proposed convertible note with Millennial Trading, the purposes and expected benefits of the listing, the advantages and expected growth of the Listed Company, the Listed Company’s ability to source and retain talent, the cash position of the Listed Company following closing of the Proposed Transaction, KOYN’s and First Digital’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of KOYN’s and First Digital’s management and are not predictions of actual performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Although each of First Digital and KOYN believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of First Digital and KOYN cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Most of these factors are outside of the control of First Digital and KOYN and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA; (2) the outcome of any legal proceedings that may be instituted against First Digital, KOYN, or others following the announcement of the Proposed Transaction; (3) the inability to complete the Proposed Transaction, including due to failure to obtain approval of the shareholders of First Digital and KOYN, certain regulatory approvals, or other conditions to closing; (4) the inability to obtain or maintain the listing of the Listed Company’s securities on Nasdaq or another national securities exchange following the Proposed Transaction; (5) the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction; (6) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the Listed Company to grow and manage growth profitably and retain its key employees; (7) costs related to the Proposed Transaction; (8) changes in applicable laws or regulations, including those governing stablecoins and digital assets; and (9) other risks and uncertainties included in documents filed or to be filed with the SEC by KOYN or the Listed Company. The foregoing list of factors is not exclusive. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the registration statement on Form F-4 relating to the Proposed Transaction, which is expected to be filed by the Listed Company with the SEC, and in other documents filed by the Listed Company, First Digital and/or KOYN from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither First Digital nor KOYN can assure you that the forward-looking statements in this press release will prove to be accurate.

In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Subsequent events and developments may cause those views to change. First Digital and KOYN do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by First Digital’s or KOYN’s management teams is not a guarantee of future performance.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Listed Company will prepare a registration statement on Form F-4, which will include a proxy statement/prospectus containing information about the Proposed Transaction and the respective businesses of KOYN and First Digital, as well as the prospectus relating to the shares to be issued to First Digital’s and KOYN’s shareholders in connection with the completion of the Proposed Transaction, to be filed with the SEC. After the registration statement is declared effective, the proxy statement/prospectus will be mailed to KOYN’s shareholders. KOYN urges investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Proposed Transaction. Such persons can also read KOYN’s reports filed with the SEC for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement/prospectus, once available, and KOYN’s reports can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

Participants in the Solicitation

KOYN, the Listed Company, First Digital and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of KOYN’s shareholders in connection with the Proposed Transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of KOYN’s directors and officers in KOYN’s reports filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to KOYN’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus for the Proposed Transaction when available. Information concerning the interests of First Digital’s and KOYN’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Transaction when it becomes available.

Non-GAAP Financial Measures

This press release may contain certain non-GAAP financial measures and key metrics relating to First Digital’s projected future performance. These non-GAAP measures are preliminary and subject to risks and uncertainties. A reconciliation of these non-GAAP financial measures to the corresponding GAAP measures on a forward-looking basis is not available because the various reconciling items are difficult to predict and subject to constant change. Any variation between First Digital’s actual results and the projected financial information included herein may be material.

Use of Data

The industry data contained herein is derived from various internal and external sources that First Digital and KOYN believe to be reliable. Although First Digital and KOYN are not aware of any misstatements regarding the external data presented herein, their estimates involve risks and uncertainties and are subject to change based on various factors, including those described under “Forward-Looking Statements” above. Any data on past performance or modeling contained herein is not an indication as to future performance, and each of First Digital and KOYN disclaims any obligation, except as required by law, to update or revise the information in this press release, whether as a result of new information, future events or otherwise.

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